UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2015

SOUTHERN CALIFORNIA GAS COMPANY

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-01402	95-1240705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 WEST FIFTH STREET

LOS ANGELES, CALIFORNIA 90013

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 244-1200

None.

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 18, 2015, Southern California Gas Company (the “Company”) closed the public offering and sale of $250,000,000 aggregate principal amount of its 1.55% First Mortgage Bonds, Series QQ, due 2018 (the “Series QQ Bonds”) and $350,000,000 aggregate principal amount of its 3.20% First Mortgage Bonds, Series RR, due 2025 (the “Series RR Bonds” and, together with the Series QQ Bonds, the “Bonds”) with proceeds to the Company (after deducting underwriting discounts but before other expenses estimated at approximately $500,000) of 99.647% of the aggregate principal amount of the Series QQ Bonds and 99.113% of the aggregate principal amount of the Series RR Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form S-3, as amended (File No. 333-182557).

The Series QQ Bonds were issued pursuant to a Supplemental Indenture, dated as of June 18, 2015, which is attached hereto as Exhibit 4.1. The Series QQ Bonds will mature on June 15, 2018. Interest on the Series QQ Bonds accrues from June 18, 2015 and is payable on June 15 and December 15 of each year, beginning on December 15, 2015. The Series QQ Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices and under the circumstances described in the Form of Series QQ Bond, which form is attached hereto in Exhibit 4.3.

The Series RR Bonds were issued pursuant to a Supplemental Indenture, dated as of June 18, 2015, which is attached hereto as Exhibit 4.2. The Series RR Bonds will mature on June 15, 2025. Interest on the Series RR Bonds accrues from June 18, 2015 and is payable on June 15 and December 15 of each year, beginning on December 15, 2015. The Series RR Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices and under the circumstances described in the Form of Series RR Bond, which form is attached hereto in Exhibit 4.4.

Further information regarding the sale of the Bonds is contained in the underwriting agreement, dated June 15, 2015, which is attached hereto as Exhibit 1.1.

Item 9.01	Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated June 15, 2015.

4.1	Supplemental Indenture relating to the Series QQ Bonds, dated as of June 18, 2015.

4.2	Supplemental Indenture relating to the Series RR Bonds, dated as of June 18, 2015.

4.3	Form of Series QQ Bond (Included in Exhibit 4.1 hereto).

4.4	Form of Series RR Bond (Included in Exhibit 4.2 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2015.	SOUTHERN CALIFORNIA GAS COMPANY

	By:	/s/ Bruce A. Folkmann
Bruce A. Folkmann
Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated June 15, 2015.

4.1	Supplemental Indenture relating to the Series QQ Bonds, dated as of June 18, 2015.

4.2	Supplemental Indenture relating to the Series RR Bonds, dated as of June 18, 2015.

4.3	Form of Series QQ Bond (Included in Exhibit 4.1 hereto).

4.4	Form of Series RR Bond (Included in Exhibit 4.2 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).